UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): August 14, 2006

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

              Nevada                333-54822         22-3762832
 -------------------------------   ------------   -------------------
 (State or Other Jurisdiction of   (Commission      (IRS Employer
  Incorporation or Organization)   File Number)   Identification No.)

                16801 Addison Road, Suite 310, Addison, TX 75001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 866-0606

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

August 2006 Financing

      To obtain funding for its ongoing operations, Stronghold Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 17, 2006 for the sale of (i) $1,450,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 2,900,000 shares of our common stock.

      Pursuant to the Agreement, the Company has entered into the following closings:

      o on March 17, 2006, the Investors purchased $250,000 in Notes and received Warrants to purchase 2,900,000 shares of the Company's common stock;
      o     on April 12, 2006, the Investors purchased $200,000 in Notes;
      o     on June 8, 2006, the Investors purchased $200,000 in Notes;
      o     on July 12, 2006 the Investors purchased $200,000 in Notes; and
      o     on August 14, 2006, the Investors purchased $150,000 in Notes.

      In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, on the final business day of each month until the maximum of $1,450,000 is reached, the Company will issue to the Investors and the Investors will purchase $100,000 in Notes. The Company or a majority in interest of the Investors may terminate the obligation to issue additional Notes and Warrants upon 30 days notice.

      The Notes bear interest at 8%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.05 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of August 15, 2006, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.01 and, therefore, the conversion price for the secured convertible notes was $.0025. Based on this conversion price, the Notes in the amount of $1,000,000 issued as of August 15, 2006 pursuant to this financing arrangement were convertible into 400,000,000 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.08 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.05 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Notes in the amount of $250,000 was completed on March 17, 2006, in the amount of $200,000 on April 12, 2006, in the amount of $200,000 on June 8, 2006, in the amount of $200,000 on July 12, 2006 and in the amount of $150,000 on August 14, 2006. As of the date hereof, the Company is obligated on $1,000,000 in face amount of Notes issued to the Investors in connection with this financing. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on $4,680,000 in face amount of callable secured convertible notes issued to the Investors pursuant to other Securities Purchase Agreements entered with the Investors.

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Carey Resignation and Settlement Agreements

      On August 14, 2006, Christopher Carey resigned as an executive officer and director of the Company. In addition, Mr. Carey entered into a Settlement Agreement with the Company pursuant to which Mr. Carey waived all rights to the following:

o     accrued salary in the amount of $781,369;
o     a bridge loan in the amount of $262,000;
o     a bridge loan in the amount of $360,000;
o     auto allowance payable in the amount of $25,600; and
o     accrued interest in the amount of $370,299.

      In consideration of this waiver, the Company has agreed to pay Mr. Carey $8,000 a month over a period of 15 months, issue Mr. Carey a convertible note in the amount of $661,369 (the "Carey Note") and issue Mr. Carey 5,117 shares of Series D Convertible Preferred Stock with an aggregate stated value of $1,017,899. The Carey Note matures on August 13, 2016, bears no interest and is convertible at the option of Mr. Carey at the market price of the Company's common stock. The shares of Series D Preferred Stock are convertible by dividing the stated value by the closing bid price on the day immediately prior to conversion.

      Mary Carey entered into a Settlement Agreement with the Company pursuant to which Ms. Carey waived all rights to the following:

o     accrued salary in the amount of $135,740; and
o     auto allowance payable in the amount of $9,800.

      In consideration of this waiver, the Company has agreed to issue Ms. Carey a convertible note in the amount of $145,540 (the "Mary Carey Note"). The Mary Carey Note matures on August 13, 2016, bears no interest and is convertible at the option of Ms. Carey at the market price of the Company's common stock.

      CC Trust Fund (the "CC Fund") entered into a Settlement Agreement with the Company pursuant to which the CC Fund waived all rights to a loan made to the Company in the amount of $473,594 including interest. In consideration of this waiver, the Company has agreed issue the CC Fund 2,381 shares of Series D Convertible Preferred Stock with an aggregate stated value of $473,594. The shares of Series D Preferred Stock are convertible by dividing the stated value by the closing bid price on the day immediately prior to conversion.

      AC Trust Fund (the "AC Fund") entered into a Settlement Agreement with the Company pursuant to which the AC Fund waived all rights to a loan made to the Company in the amount of $497,691 including interest. In consideration of this waiver, the Company has agreed issue the AC Fund 2,502 shares of Series D Convertible Preferred Stock with an aggregate stated value of $497,691. The shares of Series D Preferred Stock are convertible by dividing the stated value by the closing bid price on the day immediately prior to conversion.

Humpheries Appointment

      On August 14, 2006, the Board of Directors voted to appoint Steven Humphries as a director, the Chief Executive Officer and Chief Financial Officer of the Company. There are no understandings or arrangements between Mr. Humphries and any other person pursuant to which Mr. Humphries was selected as a director. Mr. Humphries presently does not serve will serve as a member of any committee of the Company although he may serve as a member of a committee in the future. Mr. Humphries does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, except as set forth below, Mr. Humphries has never entered into a transaction, nor is there any proposed transaction, between Mr. Humphries and the Company.

      In March, 2003 Steven Humphries founded Humphries Marketing Group, LLC ("HMG"), a full-service automotive exclusive advertising agency located in North Dallas (Addison), Texas. Prior to forming HMG he was co-fouder, member and Chief Operating Officer of Caballero Television Texas, LLC, which owned MasMusica TeVe, the first 24 hour Spanish music video network in the United States, which was recently sold to Viacom. Prior to Caballero, Mr. Humphries served in executive positions with top US broadcast groups, including Spanish Broadcasting Systems, Hispanic Broadcasting Corporation (now Univision Radio) and TK Communications. Mr. Humphries has served as a consultant for KLVE-FM-Los Angeles, KLAX-FM-Los Angeles, WSKQ-FM-New York, WPAT-FM KXTN-San Antonio, and WLEY-Chicago. Mr. Humphries is a 30 year broadcast veteran and also owned and operated radio stations in Albuquerque, New Mexico, Colorado Springs, Colorado and Grand Junction, Colorado in the 1980's.

      On April 30, 2006, the Company entered into a Consulting Agreement with HMG pursuant to which HMG has agreed to provide management and administrative services including the appointment of Steven Humphries as an executive officer and the appointment of a person to act as the Vice President of Sales. The Consulting Agreement is for a term of three years. In consideration for providing such services, the Company shall pay HMG (i) $15,000 per month unless it has achieved $150,000 in revenue per month, then the payment shall be $18,500 per month; (ii) 20% commission on net sales; (iii) reimbursement of business expenses; (iv) health benefits and (v) an option exercisable at an aggregate price of $1.00 to purchase an amount of shares of common stock of the Company, which vest on the 12 month anniversary of entering into the consulting agreement (the "First Anniversary Date"), equal to 10% of the total outstanding shares of the Company as of the First Anniversary Date and a second option to purchase shares of common stock of the Company equal to 10% of the total outstanding shares of the Company as of the date the Company has generated positive net income for four consecutive quarters (the "Net Income Date"), which shall vest as of the Net Income Date; provided, however, such options may only be exercised upon New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. or AJW Partners, LLC (collectively, the "Investors") having fully converted their convertible debt outstanding as of April 30, 2006 (the "Debt") to shares of common stock of the Company. In the event that the Investors have not converted the Debt 30 days prior to the expiration of the Consulting Agreement, then HMG may exercise its option. HMG is restricted from selling securities in the Company; provided, however, after the expiration of three years from the date of the Consulting Agreement and until such time that the Investors have converted all the Debt, Consultant may then sell 20% of its shares per year.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

4.1 Securities Purchase Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2               Form of Callable Secured Convertible dated March 17, 2006(1)

4.3               Form of Stock Purchase Warrant dated March 17, 2006 (1)

4.4 Registration Rights Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.5 Security Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.6 Intellectual Property Security Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.7               Form of Callable Secured Convertible dated April 12, 2006 (2)

4.8               Form of Callable Secured Convertible dated June 20, 2006 (3)

4.9               Form of Callable Secured Convertible dated July 12, 2006 (4)

4.10              Form of Callable Secured Convertible dated August 14, 2006

10.1 Agreement of Settlement dated August 14, 2006 entered by and between the Company and Christopher Carey

10.2 Agreement of Settlement dated August 14, 2006 entered by and between the Company and Mary Carey

10.3 Agreement of Settlement dated August 14, 2006 entered by and between the Company and CC Trust Fund

10.4 Agreement of Settlement dated August 14, 2006 entered by and between the Company and AC Trust Fund

10.5 Consulting Agreement dated April 30, 2006 by and between the Company and HMG (5)

-----------------------------------------

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on March 23, 2006
(2) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on April 17, 2006
(3) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on June 20, 2006
(4) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 18, 2006
(5) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on June 8, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRONGHOLD TECHNOLOGIES, INC.



Date: August 17, 2006                       By:/s/Steven Humphries
                                               -------------------
                                            Name: Steven Humphries
                                            Title: CEO and CFO